EXHIBIT 99.3

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2006 Second Quarter

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Earnings
Oil & Gas	$1,953			$1,953

Chemical	250			250

Corporate
Interest expense, net	(33)			(33)

Other	(84)			(84)

Taxes	(882)			(882)

Income from continuing operations	1,204	—		1,204
Discontinued operations, net of tax	(347)	347	Discontinued operations, net	—
Net Income	$857	$347		$1,204

Basic Earnings Per Common Share
Income from continuing operations	$2.80
Discontinued operations, net	(0.81)
Net Income	$1.99			$2.80

Diluted Earnings Per Common Share
Income from continuing operations	$2.77
Discontinued operations, net	(0.80)
Net Income	$1.97			$2.77

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2005 Second Quarter

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Earnings
Oil & Gas	$1,255	$26	Contract settlement	$1,281

Chemical	225			225

Corporate
Interest expense, net	(47)	1	Debt purchase expense	(46)

Other	73	(140)	Sale of Lyondell shares	(67)

Taxes	(26)	(619)	Settlement of federal tax issue	(594)
		51	Tax effect of adjustments
Income from continuing operations	1,480	(681)		799
Discontinued operations, net of tax	56	(56)	Discontinued operations, net	—
Net Income	$1,536	$(737)		$799

Basic Earnings Per Common Share
Income from continuing operations	$3.68
Discontinued operations, net of tax	0.14
Net Income	$3.82			$1.99

Diluted Earnings Per Common Share
Income from continuing operations	$3.63
Discontinued operations, net of tax	0.14
Net Income	$3.77			$1.96

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2006 First Six Months

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Earnings
Oil & Gas	$3,863			$3,863

Chemical	498			498

Corporate
Interest expense, net	(62)			(62)

Other	(157)			(157)

Taxes	(1,787)			(1,787)

Income from continuing operations	2,355	—		2,355
Discontinued operations, net of tax	(269)	269	Discontinued operations, net	—
Net Income	$2,806	$269		$2,355

Basic Earnings Per Common Share
Income from continuing operations	$5.51
Discontinued operations, net	(0.63)
Net Income	$4.88			$5.51

Diluted Earnings Per Common Share
Income from continuing operations	$5.45
Discontinued operations, net	(0.62)
Net Income	$4.83			$5.45

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2005 First Six Months

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Earnings
Oil & Gas	$2,534	$26	Contract settlement	$2,560

Chemical	439			439

Corporate
Interest expense, net	(108)	11	Debt purchase expense	(97)

Other	22	(140)	Sale of Lyondell shares	(118)

Taxes	(610)	(619)	Settlement of federal tax issue	(1,172)
		10	State tax issue
		47	Tax effect of adjustments
Income from continuing operations	2,277	(665)		1,612
Discontinued operations, net of tax	105	(105)	Discontinued operations, net	—
Net Income	$2,382	$(770)		$1,612

Basic Earnings Per Common Share
Income from continuing operations	$5.68
Discontinued operations, net of tax	0.26
Net Income	$5.94			$4.02

Diluted Earnings Per Common Share
Income from continuing operations	$5.60
Discontinued operations, net of tax	0.26
Net Income	$5.86			$3.96

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Items Affecting Comparability of Core Earnings Between Periods

The item(s) below are included in core earnings but are shown in this table because they affect the comparability of core earnings between periods.

Pre-tax Income / (Expense)	Second Quarter		Six Months
	2006	2005	2006	2005
Corporate
Environmental remediation	(9)	(10)	(16)	(19)

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Worldwide Effective Tax Rate

	QUARTERLY			YEAR TO-DATE
REPORTED INCOME	2006 QTR 2	2006 QTR 1	2005 QTR 2	2006 6 Months	2005 6 Months
Oil & Gas (a)	1,953	1,910	1,255	3,863	2,534
Chemicals	250	248	225	498	439
Corporate & other	(117)	(102)	26	(219)	(86)
Pre-tax income	2,086	2,056	1,506	4,142	2,887

Income tax expense
Federal and state	427	459	(258)	886	90
Foreign (a)	455	446	284	901	520
Total	882	905	26	1,787	610

Income from continuing operations	1,204	1,151	1,480	2,355	2,277

Worldwide effective tax rate	42%	44%	2%	43%	21%

CORE INCOME	2006 QTR 2	2006 QTR 1	2005 QTR 2	2006 6 Months	2005 6 Months
Oil & Gas (a)	1,953	1,910	1,281	3,863	2,560
Chemicals	250	248	225	498	439
Corporate & other	(117)	(102)	(113)	(219)	(215)
Pre-tax income	2,086	2,056	1,393	4,142	2,784

Income tax expense
Federal and state	427	459	310	886	652
Foreign (a)	455	446	284	901	520
Total	882	905	594	1,787	1,172

Core income	1,204	1,151	799	2,355	1,612

Worldwide effective tax rate	42%	44%	43%	43%	42%

(a) Revenues and income tax expense include taxes owed by Occidental but paid by governmental entities on its behalf. Oil and gas pre-tax income includes the following revenue amounts by periods.

2006 QTR 2	2006 QTR 1	2005 QTR 2	2006 6 Months	2005 6 Months
282	290	226	572	413

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2006 Second Quarter Net Income (Loss)

Reported Income Comparison

	Second Quarter 2006	First Quarter 2006	B / (W)
Oil & Gas	$1,953	$1,910	$43
Chemical	250	248	2
Corporate
Interest expense, net	(33)	(29)	(4)
Other	(84)	(73)	(11)
Taxes	(882)	(905)	23
Income from continuing operations	1,204	1,151	53
Discontinued operations, net	(347)	78	(425)
Net Income	$857	$1,229	$(372)

Earnings Per Common Share
Basic	$1.99	$2.90	$(0.91)
Diluted	$1.97	$2.86	$(0.89)

Worldwide Effective Tax Rate	42%	44%	2%

OCCIDENTAL PETROLEUM

2006 Second Quarter Net Income (Loss)

Core Earnings Comparison

	Second Quarter 2006	First Quarter 2006	B / (W)
Oil & Gas	$1,953	$1,910	$43
Chemical	250	248	2
Corporate
Interest expense, net	(33)	(29)	(4)
Other	(84)	(73)	(11)
Taxes	(882)	(905)	23
Net Income	$1,204	$1,151	$53

Core Earnings Per Common Share
Basic	$2.80	$2.71	$0.09
Diluted	$2.77	$2.67	$0.10

Worldwide Effective Tax Rate	42%	44%	2%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Oil & Gas

Core Earnings Variance Analysis

($ millions)

2006 2nd Quarter	$1,953
2006 1st Quarter	1,910
	$43

Sales Price	$82

Sales Volume/Mix	34

Exploration Expense	21

All Others	(94)	*
TOTAL VARIANCE	$43

* Higher operating expenses

OCCIDENTAL PETROLEUM

Chemical

Core Earnings Variance Analysis

($ millions)

2006 2nd Quarter	$250
2006 1st Quarter	248
	$2

Sales Price	$(36)

Sales Volume/Mix	8

Operations/Manufacturing	15	*

All Others	15
TOTAL VARIANCE	$2

* Lower energy costs

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2006 Second Quarter Net Income (Loss)

Reported Income Comparison

	Second Quarter 2006	Second Quarter 2005	B / (W)
Oil & Gas	$1,953	$1,255	$698
Chemical	250	225	25
Corporate
Interest expense, net	(33)	(47)	14
Other	(84)	73	(157)
Taxes	(882)	(26)	(856)
Income from continuing operations	1,204	1,480	(276)
Discontinued operations, net	(347)	56	(403)
Net Income	$857	$1,536	$(679)

Earnings Per Common Share
Basic	$1.99	$3.82	$(1.83)
Diluted	$1.97	$3.77	$(1.80)

Worldwide Effective Tax Rate	42%	2%	-40%

OCCIDENTAL PETROLEUM

2006 Second Quarter Net Income (Loss)

Core Earnings Comparison

	Second Quarter 2006	Second Quarter 2005	B / (W)
Oil & Gas	$1,953	$1,281	$672
Chemical	250	225	25
Corporate
Interest expense, net	(33)	(46)	13
Other	(84)	(67)	(17)
Taxes	(882)	(594)	(288)
Net Income	$1,204	$799	$405

Core Earnings Per Common Share
Basic	$2.80	$1.99	$0.81
Diluted	$2.77	$1.96	$0.81

Worldwide Effective Tax Rate	42%	43%	1%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Oil & Gas

Core Earnings Variance Analysis

($ millions)

2006 2nd Quarter	$1,953
2005 2nd Quarter	1,281
$672

Sales Price	$557

Sales Volume/Mix	262

Exploration Expense	57

All Others *	(204)
TOTAL VARIANCE	$672

*DD&A rate increase (52) and higher operating expenses

OCCIDENTAL PETROLEUM

Chemical

Core Earnings Variance Analysis

($ millions)

2006 2nd Quarter	$250
2005 2nd Quarter	225
	$25

Sales Price	$60

Sales Volume/Mix	27

Operations/Manufacturing	(72)	*

All Others	10
TOTAL VARIANCE	$25

* Higher feedstock costs

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	Second Quarter		Six Months
	2006	2005	2006	2005
NET PRODUCTION PER DAY:
United States
Crude Oil and Liquids (MBL)
California	82	75	83	76
Permian	168	156	167	152
Horn Mountain	12	11	13	14
Hugoton and other	3	3	3	3
Total	265	245	266	245
Natural Gas (MMCF)
California	258	240	255	240
Hugoton and other	136	133	134	131
Permian	199	166	194	156
Horn Mountain	8	9	9	11
Total	601	548	592	538
Latin America
Crude Oil (MBL)
Argentina	38	—	31	—
Colombia	34	36	36	34
Total	72	36	67	34
Natural Gas (MMCF)
Argentina	21	—	17	—
Bolivia	20	—	17	—
	41	—	34	—
Middle East / North Africa
Crude Oil (MBL)
Oman	17	19	17	21
Qatar	44	43	44	43
Yemen	30	28	31	31
Libya	27	—	25	—
Total	118	90	117	95
Natural Gas (MMCF)
Oman	35	61	30	58

Other Eastern Hemisphere
Crude Oil (MBL)
Pakistan	5	6	4	6
Natural Gas (MMCF)
Pakistan	80	72	77	75

Barrels of Oil Equivalent (MBOE)

Subtotal consolidated subsidiaries	586	491	576	492
Other interests
Colombia – minority interest	(5)	(5)	(5)	(4)
Russia – Occidental net interest	27	28	28	29
Yemen – Occidental net interest	1	2	2	2
Total worldwide production (MBOE)	609	516	601	519

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	Second Quarter		Six Months
	2006	2005	2006	2005

OIL & GAS:
PRICES
United States
Crude Oil ($/BBL)	62.14	46.72	58.69	45.47
Natural gas ($/MCF)	6.24	6.18	7.28	6.07

Latin America
Crude Oil ($/BBL)	56.47	46.36	54.28	46.08
Natural Gas ($/MCF)	1.87	—	1.82	—

Middle East / North Africa
Crude Oil ($/BBL)	65.08	48.72	61.57	45.18
Natural Gas ($/MCF)	0.97	0.96	0.96	0.96

Other Eastern Hemisphere
Crude Oil ($/BBL)	60.60	46.84	55.78	42.76
Natural Gas ($/MCF)	3.05	2.28	2.95	2.25

Total Worldwide
Crude Oil ($/BBL)	60.67	46.27	57.39	44.39
Natural Gas ($/MCF)	5.23	5.16	6.05	5.02

	Second Quarter		Six Months
	2006	2005	2006	2005
Exploration Expense
Domestic	$16	$84	$48	$111
Latin America	3	4	6	10
Middle East / North Africa	30	4	53	5
Other Eastern Hemisphere	1	15	14	19
TOTAL	$50	$107	$121	$145

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	Second Quarter		Six Months
Capital Expenditures ($MM)	2006	2005	2006	2005
Oil & Gas
California	$123	$90	$226	$172
Permian	138	96	265	159
Other - U.S.	64	33	131	62
Latin America	78	22	125	43
Middle East / North Africa	188	191	397	464
Other Eastern Hemisphere	2	24	8	32
Chemicals	47	34	80	62
Corporate	6	2	10	4
TOTAL	$646	$492	$1,242	$998

Depreciation, Depletion &	Second Quarter		Six Months
Amortization of Assets ($MM)	2006	2005	2006	2005
Oil & Gas
Domestic	$215	$170	$420	$324
Latin America	70	12	119	24
Middle East / North Africa	130	83	259	173
Other Eastern Hemisphere	9	10	18	20
Chemicals	66	62	128	121
Corporate	4	5	9	11
TOTAL	$494	$342	$953	$673

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

CORPORATE

($ millions)

	30-Jun-06	31-Dec-05

CAPITALIZATION

Long-Term Debt (including current maturities)	$2,887	$2,919

Subsidiary Preferred Stock	75	75

Others	25	25

Total Debt	$2,987	$3,019

EQUITY	$17,962	$15,032

Total Debt To Total Capitalization	14%	17%

Investor Relations Supplemental Schedules

Occidental Petroleum Corporation

Financial Data

RETROSPECTIVE APPLICATION

Millions, except per share amounts

	2002	2003	2004	2005					2006
	12 Mos	12 Mos	12 Mos	Qtr 1	Qtr 2	Qtr 3	Qtr 4	12 Mos	Qtr 1
Segment net sales
Oil & Gas	4,536	5,783	7,093	2,089	2,220	2,617	2,879	9,805	3,125
Chemicals	2,613	3,092	3,675	1,061	1,128	1,190	1,262	4,641	1,241
Other	—	145	111	23	37	50	41	151	30
	7,149	9,020	10,879	3,173	3,385	3,857	4,182	14,597	4,396
Segment earnings
Oil & Gas	$2,160	$3,129	$4,021	$1,279	$1,255	$1,638	$1,796	$5,968	$1,910
Chemicals	177	223	414	214	225	3	165	607	248
	2,337	3,352	4,435	1,493	1,480	1,641	1,961	6,575	2,158
Unallocated corporate items
Interest	(321)	(333)	(240)	(61)	(47)	(70)	(23)	(201)	(29)
Other	(424)	(271)	(150)	(51)	73	660	(89)	593	(73)
Income taxes	(425)	(1,189)	(1,639)	(584)	(26)	(574)	(743)	(1,927)	(905)
Income from continuing operations	1,167	1,559	2,406	797	1,480	1,657	1,106	5,040	1,151
Discontinued operations, net	(83)	36	162	49	56	87	46	238	78	(a)
Change in accounting principles, net	(95)	(68)	—	—	—	3	—	3	—
Net Income	$989	$1,527	$2,568	$846	$1,536	$1,747	$1,152	$5,281	$1,229
Basic earnings per common share
Income from continuing operations	$3.10	$4.06	$6.08	$1.99	$3.68	$4.10	$2.73	$12.49	$2.71
Discontinued operations, net	(0.22)	0.10	0.41	0.12	0.14	0.21	0.11	0.59	0.19	(a)
Change in accounting principles, net	(0.25)	(0.18)	—	—	—	0.01	—	0.01	—
	$2.63	$3.98	$6.49	$2.11	$3.82	$4.32	$2.84	$13.09	$2.90
Diluted earnings per common share
Income from continuing operations	$3.08	$4.01	$5.99	$1.96	$3.63	$4.03	$2.69	$12.32	$2.67
Discontinued operations, net	(0.22)	0.10	0.41	0.12	0.14	0.21	0.11	0.58	0.19	(a)
Change in accounting principles, net	(0.25)	(0.18)	—	—	—	0.01	—	0.01	—
	$2.61	$3.93	$6.40	$2.08	$3.77	$4.25	$2.80	$12.91	$2.86
Dividends per common share	$1.00	$1.04	$1.10	$0.31	$0.31	$0.31	$0.36	$1.29	$0.36

(a) Discontinued operations, net for the 1st quarter 2006 included $13 million ($0.03 per share basic) for Vintage held for sale properties and $65 million ($0.16 per share basic) for Ecuador.

Investor Relations Supplemental Schedules

Occidental Petroleum Corporation

Financial Core Data

RETROSPECTIVE APPLICATION

Millions, except per share amounts

	2002	2003	2004	2005					2006
	12 Mos	12 Mos	12 Mos	Qtr 1	Qtr 2	Qtr 3	Qtr 4	12 Mos	Qtr 1
Oil & Gas	$2,160	$3,129	$4,021	$1,279	$1,281	$1,647	$1,805	$6,012	$1,910
Chemicals	177	223	414	214	225	167	171	777	248
Segment earnings	2,337	3,352	4,435	1,493	1,506	1,814	1,976	6,789	2,158
Unallocated corporate items
Interest	(321)	(272)	(229)	(51)	(46)	(40)	(22)	(159)	(29)
Other	(182)	(271)	(256)	(51)	(67)	(39)	(89)	(246)	(73)
Taxes	(831)	(1,210)	(1,651)	(578)	(594)	(731)	(749)	(2,652)	(905)
Core Income	$1,003	$1,599	$2,299	$813	$799	$1,004	$1,116	$3,732	$1,151
Significant items affecting earnings (see detail below)	(14)	(72)	269	33	737	743	36	1,549	78
Reported income	$989	$1,527	$2,568	$846	$1,536	$1,747	$1,152	$5,281	$1,229
Core earnings per share
Basic	$2.67	$4.17	$5.81	$2.03	$1.99	$2.48	$2.75	$9.25	$2.71
Diluted	$2.64	$4.11	$5.73	$2.00	$1.96	$2.44	$2.71	$9.12	$2.67
Significant items affecting earnings
Oil & Gas
Hurricane related insurance charge	$—	$—	$—	$—	$—	$(9)	$(9)	$(18)	$—
Contract settlement	—	—	—	—	(26)	—	—	(26)	—
	—	—	—	—	(26)	(9)	(9)	(44)	—
Chemicals
Write-off of plants	—	—	—	—	—	(159)	—	(159)	—
Hurricane related insurance charge	—	—	—	—	—	(5)	(6)	(11)	—
	—	—	—	—	—	(164)	(6)	(170)	—
Corporate
Debt repurchase expense	—	(61)	—	(10)	(1)	(30)	(1)	(42)	—
Trust preferred redemption charge	—	—	(11)	—	—	—	—	—	—
Gain on Lyondell stock issuance	—	—	121	—	—	—	—	—	—
Gain on sale of Lyondell shares	—	—	—	—	140	—	—	140	—
Gain on sale of Premcor / Valero shares	—	—	—	—	—	726	—	726	—
Pre-tax loss on sale of Equistar investment	(242)	—	—	—	—	—	—	—	—
Equity investment hurricane related insurance chg	—	—	—	—	—	(2)	—	(2)	—
Equity investment impairment	—	—	—	—	—	(15)	—	(15)	—
Hurricane related insurance charge	—	—	(15)	—	—	(10)	—	(10)	—
State tax issue	—	—	—	(10)	—	—	—	(10)	—
Settlement of federal tax issue	—	—	47	—	619	—	—	619	—
Tax reserve reversals - statute of limitations	—	—	—	—	—	335	—	335	—
Tax effect of pre-tax adjustments	406	21	(35)	4	(51)	(178)	6	(219)	—
Discontinued operations, net	(83)	36	162	49	56	87	46	238	78
Changes in accounting principles, net	(95)	(68)	—	—	—	3	—	3	—
	(14)	(72)	269	33	763	916	51	1,763	78
CONSOLIDATED	$(14)	$(72)	$269	$33	$737	$743	$36	$1,549	$78

Investor Relations Supplemental Schedules

Occidental Petroleum Corporation

Operational Data

RETROSPECTIVE APPLICATION

Oil & Gas Net Production Per Day by Geographical Locations

	2002	2003	2004	2005					2006
NET PRODUCTION PER DAY:	12 Mos	12 Mos	12 Mos	Qtr 1	Qtr 2	Qtr 3	Qtr 4	12 Mos	Qtr 1
United States
Crude Oil and Liquids (MBBL)
California	86	81	78	77	75	73	78	76	82
Permian	142	150	154	148	156	165	170	161	166
Horn Mountain	1	21	19	18	11	10	14	13	15
Hugoton / Other	3	4	3	4	3	3	3	3	3
Total	232	256	254	247	245	251	265	253	266
Natural Gas (MMCF)
California	286	252	237	241	240	239	247	242	250
Hugoton / Other	148	138	127	129	133	133	139	133	133
Permian	130	129	130	146	166	186	180	170	189
Horn Mountain	—	13	13	12	9	6	6	8	10
Total	564	532	507	528	548	564	572	553	582
Latin America
Crude Oil (MBBL)
Argentina	—	—	—	—	—	—	—	—	24
Colombia	40	37	37	32	36	38	36	36	39
Total	40	37	37	32	36	38	36	36	63
Natural Gas (MMCF)
Argentina	—	—	—	—	—	—	—	—	13
Bolivia	—	—	—	—	—	—	—	—	13
Total	—	—	—	—	—	—	—	—	26
Middle East and North Africa
Crude Oil (MBBL)
Oman	13	12	13	23	19	12	13	17	17
Qatar	42	45	45	43	43	42	42	42	44
Yemen	37	35	32	35	28	23	24	28	32
Libya	—	—	—	—	—	9	24	8	22
Total	92	92	90	101	90	86	103	95	115
Natural Gas (MMCF)
Oman	—	—	55	56	61	35	25	44	25
Other Eastern Hemisphere
Crude Oil (MBBL)
Pakistan	10	9	7	5	6	5	5	5	4
Natural Gas (MMCF)
Pakistan	63	74	75	78	72	81	77	77	75
Consolidated subsidiaries (MBOE)	479	495	494	495	491	493	521	501	566
Colombia - minority interest	(5)	(5)	(4)	(4)	(5)	(5)	(4)	(4)	(5)
Russia - Occidental net interest	27	30	29	30	28	27	28	28	29
Yemen - Occidental net interest	1	2	1	2	2	1	1	1	2
Total worldwide production (MBOE)	502	522	520	523	516	516	546	526	592

Investor Relations Supplemental Schedules

See the investor relations supplemental schedules for the reconciliation of non-GAAP items. Statements in this presentation that contain words such as "will", "expect" or "estimate", or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could materially affect expected results. Factors that could cause results to differ materially include, but are not limited to: exploration risks, such as drilling of unsuccessful wells; global commodity pricing fluctuations and supply/demand considerations for oil, gas and chemicals; higher-than-expected costs; political risk; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition, or disposition. You should not place undue reliance on these forward-looking statements which speak only as of the date of this filing. Unless legally required, Occidental disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise. U.S. investors are urged to consider carefully the disclosure in our Form 10-K, available through the following toll-free telephone number, 1-888-OXYPETE (1-888-699-7383) or on the Internet at http://www.oxy.com. You also can obtain a copy from the SEC by calling 1-800-SEC-0330.